EXHIBIT 10.3
AMENDMENT NO. 6 TO THE
 AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
This AMENDMENT NO. 6 TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT, dated as of March 15, 2017 (this "Amendment"), is entered into by and among BERRY PLASTICS GROUP, INC., a Delaware corporation ("Holdings"), BERRY PLASTICS CORPORATION, a Delaware corporation (the "Company"), certain domestic subsidiaries of the Company party hereto as additional borrowers (together with the Company, the "Borrowers"), certain other subsidiaries of the Company party hereto, the Lenders party hereto, and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the "Administrative Agent") and collateral agent (in such capacity, the "Collateral Agent").
PRELIMINARY STATEMENTS:
(1) Holdings, the Company, the Borrowers, the Lenders from time to time party thereto, the Administrative Agent, the Collateral Agent and the other agents party thereto, entered into that certain Amended and Restated Revolving Credit Agreement, dated as of April 3, 2007 (as amended by Amendment No. 1 to the Amended and Restated Revolving Credit Agreement, dated as of December 14, 2007, Amendment No. 2 to the Amended and Restated Revolving Credit Agreement, dated as of January 11, 2008, the Incremental Assumption Agreement, dated as of December 23, 2009, Amendment No. 3 to the Amended and Restated Revolving Credit Agreement, dated as of June 28, 2011, Amendment No. 4 to the Amended and Restated Revolving Credit Agreement, dated as of May 14, 2015, and Amendment No. 5 to the Amended and Restated Revolving Credit Agreement, dated as of October 1, 2015, the "Unamended Credit Agreement");
(2) The Company has requested that the Lenders approve certain amendments to the Una-mended Credit Agreement specified herein (the Unamended Credit Agreement, as modified by the amendments set forth in this Amendment, the "Credit Agreement"); and
(3) Pursuant to Section 9.08 of the Unamended Credit Agreement, the Loan Parties and the Required Lenders may, and hereby express their desire to, amend the Unamended Credit Agreement for certain purposes as set forth below.
NOW, THEREFORE, in consideration of the premises and in order to induce the parties hereto to enter into the transactions described herein and the Lenders to extend credit and other financial accommodations to the Borrowers pursuant to the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Administrative Agent, the Lenders, the Borrowers and the other Loan Parties hereby covenant and agree as follows:

SECTION 1. Definitions. Each capitalized term used herein shall have the meaning provided below or in the introduction hereto:
All capitalized terms not otherwise defined herein shall have the meanings attributed thereto in the Credit Agreement.
SECTION 2. Amendments of Unamended Credit Agreement. Effective on the Effective Date and subject to the satisfaction of the terms and conditions set forth herein:
(a) the following definitions shall be deleted from Section 1.01 of the Unamended Credit Agreement:
"Additional Mortgage" shall have the meaning assigned to such term in Section 5.10(c).
"Mortgaged Properties" shall mean the Real Properties owned in fee by the Loan Parties that are set forth on Schedule 1.01(c) and each additional Real Property encumbered by a Mortgage pursuant to Section 5.10.
"Mortgages" shall mean the mortgages, trust deeds, deeds of trust, deeds to secure debt, assignments of leases and rents, and other security documents delivered with respect to Mortgaged Properties, each in form and substance reasonably satisfactory to the Administrative Agent and the Company, as amended, supplemented or otherwise modified from time to time. For the avoidance of doubt, Mortgages may include mortgages delivered under the Existing Credit Agreement to the extent amended to be in a form otherwise satisfactory to the Administrative Agent.
(b) the following definitions shall be added to Section 1.01 of the Unamended Credit Agreement:
"Bail-In Action" means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
"Bail-In Legislation" means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
"EEA Financial Institution" means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent;
"EEA Member Country" means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
"EEA Resolution Authority" means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

"EU Bail-In Legislation Schedule" means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
"Write-Down and Conversion Powers" means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
(c) The definition of "Collateral" in Section 1.01 of the Unamended Credit Agreement shall be amended by deleting the following in the definition thereof: "and shall also include the Mortgaged Properties".
(d) The definition of "Collateral and Guarantee Requirement" in Section 1.01 of the Una-mended Credit Agreement shall be amended by replacing subclauses (h), (i), and (j) thereto with "[reserved]".
(e) The definition of "Defaulting Lender" in Section 1.01 of the Unamended Credit Agreement shall be amended by adding "or (iii) become the subject of a Bail-in Action" immediately before the proviso in such definition.
(f) The definition of "Security Documents" in Section 1.01 of the Unamended Credit Agreement shall be amended by deleting the following in the definition thereof: "the Mortgages,".
(g) Section 2.21(c)(ii) of the Unamended Credit Agreement is hereby amended and restated in its entirety as follows: "the Administrative Agent shall have received legal opinions, board resolutions and other closing certificates and documentation as required by the relevant Incremental Assumption Agreement and, to the extent required by the Administrative Agent, consistent with those delivered on the Closing Date under Section 4.02 and such additional documents and filings (including amendments to the Security Documents) as the Administrative Agent may reasonably require to assure that the Revolving Loans in respect of Incremental Revolving Facility Commitments are secured by the Collateral ratably with all other Revolving Loans."
(h) Section 2.23(a)(iv) of the Unamended Credit Agreement shall be amended by adding "and subject to Section 9.28," immediately before "no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender's having been a Defaulting Lender."
(i) Section 3.04 of the Unamended Credit Agreement shall be amended by replacing sub-clause (c) thereof with "[reserved]".

(j) Section 3.07 of the Unamended Credit Agreement shall be amended by (i) deleting "(including all Mortgaged Properties)" in subclause (a) thereof and (ii) replacing subclauses (c) and (d) thereto with "[reserved]".
(k) Section 3.09 of the Unamended Credit Agreement shall be amended by deleting the following in subclause (b) thereof: "or any restriction of record or agreement affecting any Mortgaged Property".
(l) Section 3.17 of the Unamended Credit Agreement shall be amended by replacing sub-clause (d) thereof with "[reserved]".
(m) Section 5.02 of the Unamended Credit Agreement shall be amended by replacing sub-clause (b) thereof with "[reserved]".
(n) Section 5.10 of the Unamended Credit Agreement is hereby amended and restated in its entirety as follows:
"SECTION 5.10 Further Assurances; Additional Security
(a) Execute any and all further documents, financing statements, agreements and in-struments, and take all such further actions (including the filing and recording of financing state-ments and other documents and recordings of Liens in stock registries), that may be required under any applicable law, or that the Collateral Agent may reasonably request, to satisfy the Collateral and Guarantee Requirement and to cause the Collateral and Guarantee Requirement to be and remain satisfied, all at the expense of the Loan Parties and provide to the Collateral Agent, from time to time upon reasonable request, evidence reasonably satisfactory to the Collateral Agent as to the perfection and priority of the Liens created or intended to be created by the Security Doc-uments.
(b) If any asset that has an individual fair market value in an amount greater than $5 million is acquired by the Company or any other Loan Party after the Closing Date or owned by an entity at the time it becomes a Subsidiary Loan Party (in each case other than (x) assets consti-tuting Collateral under a Security Document that become subject to the Lien of such Security Document upon acquisition thereof and (y) assets that are not required to become subject to Liens in favor of the Collateral Agent pursuant to Section 5.10(g) or the Security Documents) (i) notify the Collateral Agent thereof and (ii) cause such asset to be subjected to a Lien securing the Obli-gations and take, and cause the Subsidiary Loan Parties to take, such actions as shall be necessary or reasonably requested by the Administrative Agent to grant and perfect such Liens, including actions described in paragraph (a) of this Section, all at the expense of the Loan Parties, subject to paragraph (g) below.
(c) [reserved].
(d) If any additional direct or indirect Subsidiary of the Company is formed or acquired after the Closing Date (with any Subsidiary Redesignation resulting in an Unrestricted Subsidiary becoming a Subsidiary being deemed to constitute the acquisition of a Subsidiary) and if such Subsidiary is a Subsidiary Loan Party, within five Business Days after the date such Subsidiary is formed or acquired, notify the Collateral Agent and the Lenders thereof and, within 20 Business Days after the date such Subsidiary is formed or acquired or such longer period as the Collateral Agent shall agree, cause the Collateral and Guarantee Requirement to be satisfied with respect to such Subsidiary and with respect to any Equity Interest in or Indebtedness of such Subsidiary owned by or on behalf of any Loan Party, subject to paragraph (g) below.

(e) If any additional Foreign Subsidiary of the Company is formed or acquired after the Closing Date (with any Subsidiary Redesignation resulting in an Unrestricted Subsidiary becoming a Subsidiary being deemed to constitute the acquisition of a Subsidiary) and if such Subsidiary is a "first tier" Foreign Subsidiary, within five Business Days after the date such Foreign Subsidiary is formed or acquired, notify the Collateral Agent and the Lenders thereof and, within 20 Business Days after the date such Foreign Subsidiary is formed or acquired or such longer period as the Collateral Agent shall agree, cause the Collateral and Guarantee Requirement to be satisfied with respect to any Equity Interest in such Foreign Subsidiary owned by or on behalf of any Loan Party, subject to paragraph (g) below.
(f) (i) Furnish to the Collateral Agent prompt written notice of any change (A) in any Loan Party's corporate or organization name, (B) in any Loan Party's identity or organizational structure or (C) in any Loan Party's organizational identification number; provided, that the Borrowers shall not effect or permit any such change unless all filings have been made, or will have been made within any statutory period, under the Uniform Commercial Code or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral for the benefit of the Secured Parties and (ii) promptly notify the Administrative Agent if any material portion of the Collateral is damaged or destroyed.
(g) The Collateral and Guarantee Requirement and the other provisions of this Section 5.10 need not be satisfied with respect to (i) any Real Property, (ii) any vehicle, (iii) except as required pursuant to Section 5.14, cash, deposit account and security accounts (provided that this clause (iii) shall not affect the Collateral Agent's right to claim a security interest in proceeds of Accounts and Inventory), (iv) any Equity Interests acquired after the Closing Date (other than Equity Interests in the Company or, in the case of any person which is a Subsidiary, Equity Interests in such person issued or acquired after such person became a Subsidiary) in accordance with this Agreement if, and to the extent that, and for so long as (A) such Equity Interests constitute less than 100% of all applicable Equity Interests of such person and the person holding the remainder of such Equity Interests are not Affiliates, (B) doing so would violate applicable law or a contractual obligation binding on such Equity Interests and (C) with respect to such contractual obligations, such obligation existed at the time of the acquisition thereof and was not created or made binding on such Equity Interests in contemplation of or in connection with the acquisition of such Subsidiary, (v) any assets acquired after the Closing Date, to the extent that, and for so long as, taking such actions would violate an enforceable contractual obligation binding on such assets that existed at the time of the acquisition thereof and was not created or made binding on such assets in contemplation or in connection with the acquisition of such assets (except in the case of assets acquired with Indebtedness permitted pursuant to Section 6.01(i) that is secured by a Permitted Lien) or (vi) those assets as to which the Collateral Agent shall reasonably determine that the costs of obtaining or perfecting such a security interest are excessive in relation to the value of the security to be afforded thereby; provided, that, upon the reasonable request of the Collateral Agent, the Company shall, and shall cause any applicable Subsidiary to, use commercially reasonable efforts to have waived or eliminated any contractual obligation of the types described in clauses (iv) and (v) above."

(o) Section 6.02 of the Unamended Credit Agreement shall be amended by deleting the following from subclause (b) thereof: "or permitted in respect of any Mortgaged Property by the terms of the applicable Mortgage".
(p) A new Section 9.28 shall be added to the Unamended Credit Agreement as follows:
SECTION 9.28 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and
(b) the effects of any Bail-in Action on any such liability, including, if applicable:
(i)	a reduction in full or in part or cancellation of any such liability;
(ii)
a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)	the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.
(q) Schedule 1.01(c) attached to the Unamended Credit Agreement shall be deleted and the reference thereto in the list of Exhibits and Schedules to the Credit Agreement shall be amended to read "Reserved".
SECTION 3. Effect of Amendment and Certain Consents.
(a) The Unamended Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(b) On and after the effectiveness of this Amendment, each reference in the Unamended Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Unamended Credit Agreement, shall mean and be a reference to the Unamended Credit Agreement, as amended by, and after giving effect to, this Amendment.
(c) Each Loan Document, after giving effect to this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed, except that, on and after the effectiveness of this Amendment, each reference in each of the Loan Documents (including the Collateral Agreement and the other Security Documents) to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Unamended Credit Agreement shall mean and be a reference to the Unamended Credit Agreement, as amended by, and after giving effect to, this Amendment. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, as amended by, and after giving effect to, this Amendment, in each case subject to the terms thereof.
(d) Each Loan Party hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party, (ii) ratifies and reaffirms each grant of a lien on, or security interest in, its property made pursuant to the Loan Documents (including, without limitation, the grant of security made by such Loan Party pursuant to the Collateral Agreement) and confirms that such liens and security interests continue to secure the Obligations under the Loan Documents, in each case subject to the terms thereof and (iii) in the case of each Guarantor, ratifies and reaffirms its guaranty of the Obligations pursuant to Article II of the Collateral Agreement.
(e) This Amendment is limited as written and is not a consent to any other amendment, restatement or waiver or other modification, whether or not similar and, except as expressly provided herein or in any other Loan Document, all terms and conditions of the Loan Documents remain in full force and effect unless otherwise specifically amended hereby or by any other Loan Document.
(f) This Amendment shall be a Loan Document.
(g) Each Lender party hereto hereby consents to the release of Liens granted prior to the Amendment Effective Date in favor of the Collateral Agent and/or the other Secured Parties encumbering any Real Property comprising Mortgaged Property.
SECTION 4. Conditions of Effectiveness. This Amendment shall become effective in the order and in the manner herein described, as of the first date upon which the conditions precedent set forth below in this Section 4 shall be satisfied or waived in accordance with Section 9.08 of the Una-mended Credit Agreement (such date, the "Amendment Effective Date"): the Administrative Agent (or its counsel) shall have received from Holdings, the Company, the other Borrowers and each Subsidiary Loan Party, the Administrative Agent, and the Lenders party hereto either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment..
SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the state of New York.
SECTION 7. WAIVER OF JURY TRIAL EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.
SECTION 8. Jurisdiction; Consent to Service of Process.
(a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof (collectively, "New York Courts"), in any action or proceeding arising out of or relating to this Amendment or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Amendment or any of the other Loan Documents in the courts of any jurisdiction, except that each of the Loan Parties agrees that (a) it will not bring any such action or proceeding in any court other than New York Courts (it being acknowledged and agreed by the parties hereto that any other forum would be inconvenient and inappropriate in view of the fact that more of the Lenders who would be affected by any such action or proceeding have contacts with the State of New York than any other jurisdiction), and (b) in any such action or proceeding brought against any Loan Party in any other court, it will not assert any cross-claim, counterclaim or setoff, or seek any other affirmative relief, except to the extent that the failure to assert the same will preclude such Loan Party from asserting or seeking the same in the New York Courts.
(b) Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment or the other Loan Documents in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
[Remainder of Page Intentionally Left Blank]

AEROCON, LLC
AVINTIV ACQUISITION CORPORATION
AVINTIV INC.
AVINTIV SPECIALTY MATERIALS INC.
BERRY PLASTICS ACQUISITION CORPORATION V
BERRY PLASTICS ACQUISITION CORPORATION XI
BERRY PLASTICS ACQUISITION CORPORATION XII
BERRY PLASTICS ACQUISITION CORPORATION XIII
BERRY GLOBAL FILMS, LLC
BERRY PLASTICS ACQUISITION LLC X
BERRY PLASTICS DESIGN, LLC
BERRY PLASTICS FILMCO, INC.
BERRY PLASTICS 1K, LLC
BERRY PLASTICS OPCO, INC.
BERRY PLASTICS SP, INC.
BERRY PLASTICS TECHNICAL SERVICES, INC.
BERRY STERLING CORPORATION
BPREX BRAZIL HOLDING INC.
BPREX CLOSURE SYSTEMS, LLC
BPREX CLOSURES KENTUCKY INC.
BPREX CLOSURES, LLC
BPREX DELTA INC.
BPREX HEALTHCARE BROOKVILLE INC.
BPREX HEALTHCARE PACKAGING INC.
BPREX PLASTIC PACKAGING INC.
BPREX PLASTICS SERVICES COMPANY INC.
BPREX PRODUCT DESIGN AND ENGINEERING INC.
BPREX SPECIALTY PRODUCTS PUERTO RICO INC.
CAPLAS, LLC
CAPLAS NEPTUNE, LLC
CAPTIVE PLASTICS HOLDINGS, LLC
CAPTIVE PLASTICS, LLC
CARDINAL PACKAGING, INC.
CHICOPEE, INC.
COVALENCE SPECIALTY ADHESIVES LLC
COVALENCE SPECIALTY COATINGS LLC
 CPI HOLDING CORPORATION
By: /s/ Jason K. Greene
Name: Jason K. Green
 Title: Executive Vice President, General Counsel and Secretary
Amendent No. 6 Signature Page

AEROCON, LLC
AVINTIV ACQUISITION CORPORATION
AVINTIV INC.
AVINTIV SPECIALTY MATERIALS INC.
BERRY PLASTICS ACQUISITION CORPORATION V
BERRY PLASTICS ACQUISITION CORPORATION XI
BERRY PLASTICS ACQUISITION CORPORATION XII
BERRY PLASTICS ACQUISITION CORPORATION XIII
BERRY GLOBAL FILMS, LLC
BERRY PLASTICS ACQUISITION LLC X
BERRY PLASTICS DESIGN, LLC
BERRY PLASTICS FILMCO, INC.
BERRY PLASTICS 1K, LLC
BERRY PLASTICS OPCO, INC.
BERRY PLASTICS SP, INC.
BERRY PLASTICS TECHNICAL SERVICES, INC.
BERRY STERLING CORPORATION
BPREX BRAZIL HOLDING INC.
BPREX CLOSURE SYSTEMS, LLC
BPREX CLOSURES KENTUCKY INC.
BPREX CLOSURES, LLC
BPREX DELTA INC.
BPREX HEALTHCARE BROOKVILLE INC.
BPREX HEALTHCARE PACKAGING INC.
BPREX PLASTIC PACKAGING INC.
BPREX PLASTICS SERVICES COMPANY INC.
BPREX PRODUCT DESIGN AND ENGINEERING INC.
BPREX SPECIALTY PRODUCTS PUERTO RICO INC.
CAPLAS, LLC
CAPLAS NEPTUNE, LLC
CAPTIVE PLASTICS HOLDINGS, LLC
CAPTIVE PLASTICS, LLC
CARDINAL PACKAGING, INC.
CHICOPEE, INC.
COVALENCE SPECIALTY ADHESIVES LLC
COVALENCE SPECIALTY COATINGS LLC
 CPI HOLDING CORPORATION
By: /s/ Jason K. Greene
Name: Jason K. Green
 Title: Executive Vice President, General Counsel and Secretary

Amendent No. 6 Signature Page

DOMINION TEXTILE (USA), L.L.C.
FABRENE, L.L.C.
FIBERWEB GEOS, INC.
FIBERWEB, LLC
KERR GROUP, LLC
KNIGHT PLASTICS, LLC
OLD HICKORY STEAMWORKS, LLC
PACKERWARE, LLC
PESCOR, INC.
PGI EUROPE, INC.
PGI POLYMER, INC.
PLIANT INTERNATIONAL, LLC
PLIANT, LLC
POLY-SEAL, LLC
PRIME LABEL & SCREEN INCORPORATED
PRISTINE BRANDS CORPORATION
PROVIDENCIA USA, INC.
ROLLPAK CORPORATION
SAFFRON ACQUISITION, LLC
SEAL FOR LIFE INDUSTRIES, LLC
SETCO, LLC
SUN COAST INDUSTRIES, LLC
UNIPLAST HOLDINGS, LLC
UNIPLAST U.S., INC.
 VENTURE PACKAGING, INC.
By: /s/ Jason K. Greene
Name: Jason K. Green
 Title: Executive Vice President, General Counsel and Secretary
Amendent No. 6 Signature Page

DOMINION TEXTILE (USA), L.L.C.
FABRENE, L.L.C.
FIBERWEB GEOS, INC.
FIBERWEB, LLC
KERR GROUP, LLC
KNIGHT PLASTICS, LLC
OLD HICKORY STEAMWORKS, LLC
PACKERWARE, LLC
PESCOR, INC.
PGI EUROPE, INC.
PGI POLYMER, INC.
PLIANT INTERNATIONAL, LLC
PLIANT, LLC
POLY-SEAL, LLC
PRIME LABEL & SCREEN INCORPORATED
PRISTINE BRANDS CORPORATION
PROVIDENCIA USA, INC.
ROLLPAK CORPORATION
SAFFRON ACQUISITION, LLC
SEAL FOR LIFE INDUSTRIES, LLC
SETCO, LLC
SUN COAST INDUSTRIES, LLC
UNIPLAST HOLDINGS, LLC
UNIPLAST U.S., INC.
 VENTURE PACKAGING, INC.
By: /s/ Jason K. Greene
Name: Jason K. Green
 Title: Executive Vice President, General Counsel and Secretary
Amendent No. 6 Signature Page

GRAFCO INDUSTRIES LIMITED PARTNERSHIP
By: CAPLAS NEPTUNE, LLC
its General Partner
By: /s/ Jason K. Greene
Name: Jason K. Green
 Title: Executive Vice President, General Counsel and Secretary
Amendent No. 6 Signature Page

GRAFCO INDUSTRIES LIMITED PARTNERSHIP
By: CAPLAS NEPTUNE, LLC
its General Partner
By: /s/ Jason K. Greene
Name: Jason K. Green
 Title: Executive Vice President, General Counsel and Secretary
Amendent No. 6 Signature Page

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.
BERRY PLASTICS CORPORATION
By: /s/ Mark W. Miles
Name: Mark W. Miles
Title: Chief Financial Officer
BERRY PLASTICS GROUP, INC.
By: /s/ Mark W. Miles
Name: Mark W. Miles
Title: Chief Financial Officer
Amendent No. 6 Signature Page

BANK OF AMERICA, N.A.
as Administrative Agent and Collateral
 Agent, and as a Lender
By: /s/ Robert Q. Mahoney
Name: Robert Q. Mahoney
Title: Sr. Vice President
Amendent No. 6 Signature Page

BARCLAYS BANK PLC,
 as Lender
By: /s/ Graeme Palmer
Name: Graeme Palmer
Title: Assistant Vice President
Amendent No. 6 Signature Page

CITIBANK, N.A,
 as Lender
By: /s/ David L. Smith
Name: David L. Smith
Title: Vice President and Director
Amendent No. 6 Signature Page

CITY NATIONAL BANK, a national banking associa-
tion, as Lender
 as Lender
By: /s/ Mia Bolin
Name: Mia Bolin
Title: Senior Vice President
Amendent No. 6 Signature Page

DEUTSCHE BANK AG NEW YORK BRANCH,
 as Lender
By: /s/ Peter Cucchiara
Name: Peter Cucchiara
Title: Vice President
By: /s/ Benjamin Souh
Name: Benjamin Souh
Title: Vice President
Amendent No. 6 Signature Page

U.S. BANK, NATIONAL ASSOCIATION,
 as Lender
By: /s/ David Lawrence
Name: David Lawrence
Title: Vice President
Amendent No. 6 Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION,
 as Lender
By: /s/ Tony Leadbetter
Name: Tony Leadbetter
Title: Duly Authorized Signatory
Amendent No. 6 Signature Page

GOLDMAN SACHS BANK USA,
 as Lender
By: /s/ Ushma Dedhiya
Name: Ushma Dedhiya
Title: Authorized Signatory
Amendent No. 6 Signature Page

JPMORGAN CHASE BANK, N.A.,
 as Lender
By: /s/ Hilda C. Carbajal
Name: Hilda C. Carbajal
Title: Authorized Officer

Amendent No. 6 Signature Page